Exhibit 10.1
EXECUTION VERSION
SHARE REPURCHASE AGREEMENT
          THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is dated as of October 1, 2010 by and among Enstar Group Limited (the “Company”), Dominic F. Silvester (“Silvester”) and R&H Trust Co. (NZ) Limited, as trustee of the Left Trust (the “Left Trust” and, together with Silvester, the “Sellers”).
          WHEREAS, Silvester desires to sell 68,418 ordinary shares of the Company, par value $1.00 per share (the “Silvester Shares”), to the Company;
          WHEREAS, the Left Trust desires to sell 531,582 ordinary shares of the Company, par value $1.00 per share (the “Trust Shares”), to the Company; and
          WHEREAS, the Company desires to purchase the Silvester Shares and the Trust Shares (collectively, the “Shares”) from Silvester and the Left Trust, respectively.
          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be bound hereby, the parties hereto agree as follows:
     SECTION 1. SALE AND PURCHASE; CLOSING.
          1.1 Sale and Transfer of the Shares. Subject to the terms and conditions of this Agreement, the Company shall purchase the Silvester Shares from Silvester and the Trust Shares from the Left Trust at a purchase price of $70.00 per Share, for an aggregate purchase price of $4,789,260 for the Silvester Shares and $37,210,740 for the Trust Shares, payable as provided in Section 1.2 hereof.
          1.2 Payment. At the Closing (as defined below):
               (a) each Seller shall (i) deliver to the Company stock certificates, endorsed in blank, representing the respective Seller’s Shares or (ii) cause the respective Seller’s Shares to be electronically transferred to the Company’s account at the Company’s transfer agent;
               (b) the Company shall deliver to Silvester the promissory note in the form attached hereto as Exhibit A (the “Silvester Note”) as consideration for the Silvester Shares;
               (c) the Company shall deliver to the Left Trust the promissory note in the form attached hereto as Exhibit B (the “Trust Note”) as consideration for the Trust Shares;
               (d) Silvester shall deliver to the Company the lock-up agreement in the form attached hereto as Exhibit C (the “Silvester Lock-up”);
               (e) the Left Trust shall deliver to the Company the lock-up agreement in the form attached hereto as Exhibit D (the “Left Trust Lock-up”); and

               (f) Silvester shall cause R&H Trust Co. (BVI) Ltd., as trustee of the Right Trust (the “Right Trust”) to deliver to the Company the lock-up agreement in the form attached hereto as Exhibit E (the “Right Trust Lock-up”).
               (g) This Agreement, the Silvester Note, the Trust Note, the Silvester Lock-up, the Left Trust Lock-up and the Right Trust Lock-up are collectively referred to herein as the “Transaction Documents.”
          1.3 Closing. The closing of the sale and purchase of the Shares (the “Closing”) shall occur as soon as reasonably practicable following the execution and delivery of this Agreement and at such place as the parties shall agree.
     SECTION 2. REPRESENTATIONS AND WARRANTIES OF SILVESTER. Silvester hereby represents and warrants to the Company as follows:
          2.1 Securities Ownership. Each Seller is the beneficial and record owner of its respective Shares, free and clear of any lien, pledge, option, security interest, claim, charge, third party right or any other restriction or encumbrance (each an “Encumbrance”) and will, at the Closing, transfer to the Company good and marketable title to the Shares, free and clear of any Encumbrance. Other than the Right Trust, no affiliate or immediate family member of the Sellers or the Right Trust beneficially owns any ordinary shares of the Company or any securities convertible into ordinary shares of the Company.
          2.2 Authority; Execution and Delivery. The Sellers and the Right Trust have the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which each is a party, to perform their obligations under this Agreement and the other Transaction Documents to which each is a party and to consummate the transactions contemplated hereby and thereby. All requisite action has been taken to authorize the execution, delivery and performance by the Sellers and the Right Trust of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby and thereby, and, with respect to the Left Trust and the Right Trust, no other proceedings on the part of the trusts or their trustees are necessary to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which each Seller and the Right Trust is a party have been duly executed and delivered by each Seller and the Right Trust and constitute the legal, valid and binding obligations of the Sellers and the Right Trust, enforceable against the Sellers and the Right Trust in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights and general principles of equity.
          2.3 No Conflicts; Consents. The execution, delivery and performance by the Sellers and the Right Trust of this Agreement and the other Transaction Documents to which each is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) with respect to the Left Trust and the Right Trust, conflict with or result in a violation or breach of, or default under, any provision of the respective trust’s organizational or trust documents; (b) conflict with or result in a violation or breach of any provision of any law or

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governmental order applicable to a Seller or the Right Trust; (c) require the consent, notice or other action by any person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any contract to which a Seller or the Right Trust is a party or by which a Seller or the Right Trust is bound or to which any of their properties and assets are subject; or (d) result in the creation or imposition of any Encumbrance on any properties or assets of a Seller or the Right Trust. No consent, approval, permit, governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to a Seller or the Right Trust in connection with the execution and delivery of this Agreement and the other Transaction Documents to which a Seller or the Right Trust is a party and the consummation of the transactions contemplated hereby and thereby (except for any filings that may be required by the U.S. Securities and Exchange Commission as a result of obligations under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) .
     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Sellers as follows:
          3.1 Authority; Execution and Delivery. The Company has the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. All requisite action has been taken to authorize the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and no other proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which the Company is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights and general principles of equity.
          3.2 No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the memorandum of association, bye-laws or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any law or governmental order applicable to the Company; (c) require the consent, notice or other action by any person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any contract to which the Company is a party or by which the Company is bound or to which any of its properties and assets are subject; or (d) result in the creation or imposition of any Encumbrance on any properties or assets of the Company. No consent, approval, permit,

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governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (except for any filings that may be required by the U.S. Securities and Exchange Commission as a result of the Company’s obligations under the Exchange Act or by any insurance authority or other regulatory body with jurisdiction over the Company or any of its subsidiaries).
     SECTION 4. FURTHER ASSURANCES. Each party hereto shall use its commercially reasonable efforts to execute all documents necessary or desirable to effect the transaction contemplated hereunder.
     SECTION 5. ENTIRE AGREEMENT; EFFECT ON PRIOR DOCUMENTS. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the transaction contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.
     SECTION 6. COUNTERPARTS; FACSIMILE AND PDF SIGNATURES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or pdf shall be deemed to be their originals for all purposes.
     SECTION 7. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of Bermuda without regard to its principles of conflicts of laws.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ENSTAR GROUP LIMITED
By:	/s/ Richard J. Harris
Name:	Richard J. Harris
Title:	Chief Financial Officer

/s/ Dominic F. Silvester
DOMINIC F. SILVESTER

The COMMON SEAL of R&H TRUST CO. (NZ) LIMITED, as trustee of THE LEFT TRUST was hereunto affixed in the presence of
By:	/s/ Bryce M. R. Smith
Name:	Bryce M. R. Smith
Title:	Director

[Affix Seal Above]
[Signature Page to Silvester Share Repurchase Agreement]

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EXHIBIT A
Silvester Note
See attached.

PROMISSORY NOTE

$4,789,260	October __, 2010
Hamilton, Bermuda
     FOR VALUE RECEIVED, ENSTAR GROUP LIMITED, a Bermuda exempted company, (“Maker”), hereby unconditionally promises to pay to the order of DOMINIC F. SILVESTER, an individual (“Payee”), in installments as hereinafter provided, the principal amount of FOUR MILLION SEVEN HUNDRED EIGHTY-NINE THOUSAND TWO HUNDRED SIXTY DOLLARS ($4,789,260), together with interest on the outstanding principal balance hereof from time to time outstanding from the date hereof and until this Note is paid in full, whether before or after maturity, at an annual rate of three and one-half percent (3.5%), and, to the extent lawful, to pay interest at the same rate on any overdue installment of interest.
     Interest shall be calculated on the basis of actual days elapsed and a year of 360 days and shall be paid in arrears on each Payment Date (as defined below).
     The principal amount hereof shall be repaid on each date specified below, or if the date specified below is not a business day, on the first business day thereafter (each, a “Payment Date”), in each case in the amount specified below, such that the Note will be repaid in full on the last Payment Date:

Payment Date	Amount of Repayment

December 31, 2010	$1,596,420
December 1, 2011	$1,596,420
December 1, 2012	$1,596,420
     Payments of principal and interest shall be made in lawful money of the United States of America by wire transfer of immediately available funds to the account designated in writing to Maker by Payee or at such other place as the holder of this Note shall designate to Maker in writing.
     Maker may prepay this Note in whole or in part at any time without premium or penalty. Any partial prepayment shall be applied to the unpaid installments of principal in the inverse order of their maturity.
     The occurrence of any of the following shall constitute an “Event of Default” hereunder: (a) default in any payment by Maker hereunder when due; (b) sale of all or substantially all of Maker’s assets, or any formal action in contemplation of the dissolution, liquidation or termination of Maker’s existence; or (c) institution of any proceedings by or against Maker under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or

Maker’s making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for Maker or Maker’s property.
     Upon the occurrence of any Event of Default, all amounts payable hereunder shall, at the holder’s option but without notice or demand, become immediately due and payable, and the holder shall thereupon have all rights and remedies provided hereunder or otherwise available at law or in equity.
     No failure or delay on the part of the holder to insist on strict performance of Maker’s obligations hereunder or to exercise any remedy shall constitute a waiver of the holder’s rights in that or any other instance. No waiver of any of the holder’s rights shall be effective unless in writing, and any waiver of any default or any instance of non-compliance shall be limited to its express terms and shall not extend to any other default or instance of non-compliance.
     Maker and each endorser hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note, and hereby waives all notice or right of approval of any extensions, renewals, modifications or forbearances which may be allowed.
     Maker shall pay all reasonable costs and expenses (including attorneys’ fees) incurred by the holder relating to the enforcement of this Note.
     Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.
     If the effective interest rate on this Note would otherwise violate any applicable usury law, then the interest rate shall be reduced to the maximum permissible rate and any payment received by the holder in excess of the maximum permissible rate shall be treated as a prepayment of the principal of this Note.
     This Note shall be binding upon Maker’s successors and assigns and shall inure to the benefit of each holder of this Note and such holder’s heirs, personal representatives, successors, endorsees and assigns.
     This Note shall be construed and interpreted in accordance with the laws of Bermuda (excluding the laws applicable to conflicts or choice of law). If any of the terms of this Note shall be declared invalid by any court of competent jurisdiction, such invalidity shall not affect any of the other terms hereof or such other instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this instrument.

ENSTAR GROUP LIMITED
By:
Name:	Richard J. Harris
Title:	Chief Financial Officer

[Signature Page to Silvester Note]

EXHIBIT B
Trust Note
See attached.

PROMISSORY NOTE

$37,210,740	October __, 2010
Hamilton, Bermuda
     FOR VALUE RECEIVED, ENSTAR GROUP LIMITED, a Bermuda exempted company, (“Maker”), hereby unconditionally promises to pay to the order of R&H TRUST CO. (NZ) LIMITED, as trustee of THE LEFT TRUST, a trust formed under the laws of New Zealand (“Payee”), in installments as hereinafter provided, the principal amount of THIRTY-SEVEN MILLION TWO HUNDRED TEN THOUSAND SEVEN HUNDRED FORTY ($37,210,740), together with interest on the outstanding principal balance hereof from time to time outstanding from the date hereof and until this Note is paid in full, whether before or after maturity, at an annual rate of three and one-half percent (3.5%), and, to the extent lawful, to pay interest at the same rate on any overdue installment of interest.
     Interest shall be calculated on the basis of actual days elapsed and a year of 360 days and shall be paid in arrears on each Payment Date (as defined below).
     The principal amount hereof shall be repaid on each date specified below, or if the date specified below is not a business day, on the first business day thereafter (each, a “Payment Date”), in each case in the amount specified below, such that the Note will be repaid in full on the last Payment Date:

Payment Date	Amount of Repayment

December 31, 2010	$12,403,580
December 1, 2011	$12,403,580
December 1, 2012	$12,403,580
     Payments of principal and interest shall be made in lawful money of the United States of America by wire transfer of immediately available funds to the account designated in writing to Maker by Payee or at such other place as the holder of this Note shall designate to Maker in writing.
     Maker may prepay this Note in whole or in part at any time without premium or penalty. Any partial prepayment shall be applied to the unpaid installments of principal in the inverse order of their maturity.
     The occurrence of any of the following shall constitute an “Event of Default” hereunder: (a) default in any payment by Maker hereunder when due; (b) sale of all or substantially all of Maker’s assets, or any formal action in contemplation of the dissolution, liquidation or termination of Maker’s existence; or (c) institution of any proceedings by or against Maker under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or

Maker’s making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for Maker or Maker’s property.
     Upon the occurrence of any Event of Default, all amounts payable hereunder shall, at the holder’s option but without notice or demand, become immediately due and payable, and the holder shall thereupon have all rights and remedies provided hereunder or otherwise available at law or in equity.
     No failure or delay on the part of the holder to insist on strict performance of Maker’s obligations hereunder or to exercise any remedy shall constitute a waiver of the holder’s rights in that or any other instance. No waiver of any of the holder’s rights shall be effective unless in writing, and any waiver of any default or any instance of non-compliance shall be limited to its express terms and shall not extend to any other default or instance of non-compliance.
     Maker and each endorser hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note, and hereby waives all notice or right of approval of any extensions, renewals, modifications or forbearances which may be allowed.
     Maker shall pay all reasonable costs and expenses (including attorneys’ fees) incurred by the holder relating to the enforcement of this Note.
     Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.
     If the effective interest rate on this Note would otherwise violate any applicable usury law, then the interest rate shall be reduced to the maximum permissible rate and any payment received by the holder in excess of the maximum permissible rate shall be treated as a prepayment of the principal of this Note.
     This Note shall be binding upon Maker’s successors and assigns and shall inure to the benefit of each holder of this Note and such holder’s heirs, personal representatives, successors, endorsees and assigns.
     This Note shall be construed and interpreted in accordance with the laws of Bermuda (excluding the laws applicable to conflicts or choice of law). If any of the terms of this Note shall be declared invalid by any court of competent jurisdiction, such invalidity shall not affect any of the other terms hereof or such other instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this instrument.

ENSTAR GROUP LIMITED
By:
Name:	Richard J. Harris
Title:	Chief Financial Officer

[Signature Page to Trust Note]

EXHIBIT C
Silvester Lock-up
See attached.

October __, 2010
Enstar Group Limited
P.O. Box HM 2267
Windsor Place, 3rd Floor
18 Queen Street
Hamilton HM JX
Bermuda

Re:	Share Repurchase by Enstar Group Limited
Dear Sirs:
     The undersigned, a shareholder of Enstar Group Limited, a Bermuda exempted company (the “Company”), understands that the Company proposes to enter into a Share Repurchase Agreement (the “Repurchase Agreement”) with the shareholder and R&H Trust Co. (NZ) Limited, as trustee of the Left Trust, providing for the Company’s repurchase of certain of the shareholder’s and the Left Trust’s ordinary shares of the Company, par value $1.00 per share (the “Ordinary Shares”). In recognition of the benefit that such a repurchase will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during a period of two years from the date of the Repurchase Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of the Company, (i) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of or transfer any of the Company’s Ordinary Shares or any securities convertible into or exchangeable or exercisable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or other transaction is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise.
     Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Company:
(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

provided, in each case, that: (A) the Company receives a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be and (B) any such transfer shall not involve a disposition for value.
     In addition, the undersigned agrees that, without the Company’s prior written consent, the undersigned will not, during the period commencing on the date hereof and ending at the end of the Lock-up Period, make any demand for or exercise any right with respect to, the registration of any Lock-up Securities or any securities convertible into, exercisable for, or exchangeable for Lock-up Securities.
     The undersigned understands and acknowledges that the terms of this lock-up agreement apply to Lock-Up Securities that are subject to any pledge arrangement or agreement, and accordingly, any sale or transfer of any pledged Lock-up Securities in violation of the provisions herein would constitute a breach of this lock-up agreement for which the Company would be entitled to seek damages.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
[Signature Page Follows]

Very truly yours,

DOMINIC F. SILVESTER

[Signature Page to Silvester Lock-up]

EXHIBIT D
Left Trust Lock-up
See attached.

October __, 2010
Enstar Group Limited
P.O. Box HM 2267
Windsor Place, 3rd Floor
18 Queen Street
Hamilton HM JX
Bermuda

Re:	Share Repurchase by Enstar Group Limited
Dear Sirs:
     The undersigned, a shareholder of Enstar Group Limited, a Bermuda exempted company (the “Company”), understands that the Company proposes to enter into a Share Repurchase Agreement (the “Repurchase Agreement”) with Dominic F. Silvester and the shareholder providing for the Company’s repurchase of certain of Mr. Silvester’s and the shareholder’s ordinary shares of the Company, par value $1.00 per share (the “Ordinary Shares”). In recognition of the benefit that such a repurchase will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during a period of two years from the date of the Repurchase Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of the Company, (i) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of or transfer any of the Company’s Ordinary Shares or any securities convertible into or exchangeable or exercisable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or other transaction is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise.
     Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Company as:
(i)	a bona fide gift or gifts; or

(ii)	distributions by the undersigned to its beneficiaries;
provided, in each case, that: (A) the Company receives a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be and (B) any such transfer shall not involve a disposition for value.

     In addition, the undersigned agrees that, without the Company’s prior written consent, the undersigned will not, during the period commencing on the date hereof and ending at the end of the Lock-up Period, make any demand for or exercise any right with respect to, the registration of any Lock-up Securities or any securities convertible into, exercisable for, or exchangeable for Lock-up Securities.
     The undersigned understands and acknowledges that the terms of this lock-up agreement apply to Lock-Up Securities that are subject to any pledge arrangement or agreement, and accordingly, any sale or transfer of any pledged Lock-up Securities in violation of the provisions herein would constitute a breach of this lock-up agreement for which the Company would be entitled to seek damages.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
[Signature Page Follows]

Very truly yours, The COMMON SEAL of R&H TRUST CO. (NZ) LIMITED, as trustee of THE LEFT TRUST was hereunto affixed in the presence of
By:
Name:
Title:

[Affix Seal Above]
[Signature Page to Left Trust Lock-up]

EXHIBIT E
Right Trust Lock-up
See attached.

October __, 2010
Enstar Group Limited
P.O. Box HM 2267
Windsor Place, 3rd Floor
18 Queen Street
Hamilton HM JX
Bermuda

Re:	Share Repurchase by Enstar Group Limited
Dear Sirs:
     The undersigned, a shareholder of Enstar Group Limited, a Bermuda exempted company (the “Company”), understands that the Company proposes to enter into a Share Repurchase Agreement (the “Repurchase Agreement”) with Dominic F. Silvester and R&H Trust Co. (NZ) Limited, as trustee of the Left Trust, providing for the Company’s repurchase of certain of Mr. Silvester’s and the Left Trust’s ordinary shares of the Company, par value $1.00 per share (the “Ordinary Shares”). In recognition of the benefit that such a repurchase will confer upon the undersigned, as well as Mr. Silvester and the Left Trust, which are affiliated with the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during a period of two years from the date of the Repurchase Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of the Company, (i) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of or transfer any of the Company’s Ordinary Shares or any securities convertible into or exchangeable or exercisable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or other transaction is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise.
     Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Company as:
(i)	a bona fide gift or gifts; or

(ii)	distributions by the undersigned to its beneficiaries;
provided, in each case, that: (A) the Company receives a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be and (B) any such transfer shall not involve a disposition for value.

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     In addition, the undersigned agrees that, without the Company’s prior written consent, the undersigned will not, during the period commencing on the date hereof and ending at the end of the Lock-up Period, make any demand for or exercise any right with respect to, the registration of any Lock-up Securities or any securities convertible into, exercisable for, or exchangeable for Lock-up Securities.
     The undersigned understands and acknowledges that the terms of this lock-up agreement apply to Lock-Up Securities that are subject to any pledge arrangement or agreement, and accordingly, any sale or transfer of any pledged Lock-up Securities in violation of the provisions herein would constitute a breach of this lock-up agreement for which the Company would be entitled to seek damages.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
[Signature Page Follows]

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Very truly yours, The COMMON SEAL of R&H TRUST CO. (BVI) LIMITED, as trustee of THE RIGHT TRUST was hereunto affixed in the presence of
By:
Name:
Title:

[Affix Seal Above]
[Signature Page to Right Trust Lock-up]

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